UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 1, 2004

                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

      0-21231                                                84-1233716
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(Commission File Number)                     (IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
      Denver, Colorado                                         80202
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 30, 2004, Matrix Bancorp, Inc. (the "Company") announced that the Company and certain of its subsidiaries had entered into definitive agreements to sell the 45% membership interest in Matrix Settlement & Clearance Services, LLC ("MSCS") indirectly owned by the Company as well as substantially all of the assets of the trust operations (the "trust operations assets") of Matrix Capital Bank, the Company's subsidiary. MSCS provides automated clearing and settlement services for financial institutions, trust companies, broker-dealers and third-party administrators. Matrix Capital Bank serves as custodian or trustee of various customers of MSCS in connection with the MSCS mutual fund clearing and settlement activities.

     The purchaser of the membership interest and the trust operations assets is MG Colorado Holdings, Inc. ("MGCH"), which is an entity controlled by the principals of Optech Systems, Inc., one of the original co-owners of MSCS along with the Company.

     In consideration of the sale of the 45% membership interest, MGCH has issued to MSCS Ventures, Inc., a Company subsidiary ("MSCS Ventures"), 194,792 shares of MGCH common stock, or approximately 5% of the outstanding common stock of MGCH, and paid MSCS Ventures approximately $10.3 million in cash. This portion of the transaction closed on December 1, 2004.

     In consideration of the sale of the trust operations assets of Matrix Capital Bank, MGCH will issue to Matrix Capital Bank 75,000 shares of MGCH common stock, or approximately 2% of the outstanding common stock of MGCH. For regulatory purposes, Matrix Capital Bank anticipates immediately selling the MGCH stock issued to it to MSCS Ventures. Consummation of the sale of the trust operations assets is conditioned on customary closing conditions, including receipt of applicable regulatory approvals and other necessary third party consents and approvals. In the event that such closing conditions are not met prior to December 1, 2005, the parties shall be relieved from any further obligations in connection with the sale of the trust operations assets from Matrix Capital Bank to MGCH.

     The Contribution Agreement entered into by MGHC, MSCS Ventures, Matrix Capital Bank, Matrix Bancorp, Optech Systems, Inc. and the remaining members of MSCS, provides for customary indemnification by each party to the other for taxes and breaches of representations and warranties. The indemnifications are subject to certain conditions and limitations, including a "cap" on indemnification related to the trust operations assets of $750,000. The parties indemnification obligations will expire on December 1, 2006, provided that indemnification obligations related to the trust operations assets and taxes will continue for a period thereafter. The Company, MSCS Ventures, Matrix Capital Bank and the former members of MSCS have agreed that for a period of four years from December 1, 2004, they will not compete with MGCH in the provision of automated mutual fund clearing and settlement services through the National Securities Clearing Corporation (the "NSCC"), or in the provision of custodial and trust services to outside third party administrators or record keepers in connection with the NSCC services.

     The Contribution Agreement is filed as Exhibit 10.1 hereto. The foregoing description of the Contribution Agreement is qualified in its entirety by the full text of such document, which is incorporated herein by reference.

ITEM 2.01  COMPLETION OR DISPOSITION OF ASSETS

     On November 30, 2004, the Company announced the sale of its 45% membership interest in MSCS to MGCH and the sale of the trust operation assets of Matrix Capital Bank, the latter of which will close when customary closing conditions have been met but in no event later than December 1, 2005. As consideration for its 45% interest in MSCS, the Company received $10.3 million in cash and common stock in MGCH equal to approximately 5% of its outstanding shares. Upon the closing of the sale of the trust operation assets of Matrix Capital Bank, the Company will receive additional shares of common stock in MGCH equal to approximately 2% of its outstanding shares. The terms of the transaction are set forth in a Contribution Agreement, a description of which is provided in Item
1.01 above. Please refer to the disclosure in Item 1.01 above for a description of the Contribution Agreement.

     MSCS and Matrix Capital Bank have also entered into an agreement that continues their depositary relationship at Matrix Capital Bank through at least September 30, 2006.

     In connection with its receipt of common stock of MGCH, the Company (through MSCS Ventures) and the other stockholders of MGCH have agreed to transfer and voting restrictions on their shares of MGCH common stock and have agreed to sell their shares along with the majority stockholders of MGCH if so requested.

     MGCH is a new corporate entity controlled by the principals of Optech Systems, Inc., which was one of the original members in MSCS with the Company (through MSCS Ventures), each owning 45% of the outstanding membership interests in MSCS. The purchase price for the MSCS membership interests and the trust operations assets was determined through arm's length negotiations between the Company and the purchaser. Other than the joint venture relationship, there are no material relationships between the Company and Optech Systems, Inc., or any of the Company's affiliates, directors or officers, or any associate of such directors or officers.

ITEM 8.01  OTHER EVENTS

     On November 30, 2004, the Company issued a press release announcing that it had agreed to sell its interest in MSCS and that Matrix Bank had agreed to sell its trust operations assets. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

     The Company's and certain of its subsidiaries entered into definitive agreements to sell the 45% membership interest in MSCS indirectly owned by the Company, as well as substantially all of the assets of the trust operations of Matrix Capital Bank, the Company's subsidiary. In consideration of the sale of the 45% membership interest, the Company through its subsidiary MSCS Ventures has received approximately 5% of the outstanding common stock in the new company created by the purchaser, as well as approximately $10,300,000 of cash. The sale of the trust operations of Matrix Capital Bank has not closed pending regulatory approvals and other necessary third party consents and approvals.

     The following unaudited pro forma condensed consolidated statements of operations presented for the nine months ended September 30, 2004 and year ended December 31, 2003 are based upon the Company's historical results from operations, adjusted to reflect the impact of the sale of the equity interest in MSCS as if the sale had occurred January 1, 2003. The following unaudited pro forma condensed consolidated balance sheet presented for September 30, 2004 contains adjustments to reflect the impact of the sale of the investment in MSCS had it occurred on September 30, 2004, including the estimated pre-tax gain of approximately $8,300,000 on the sale. The pro forma financial statements do not reflect any impact of the sale of the trust operations of Matrix Capital Bank as that portion of the sale has not yet closed. The historic consolidated financial information presented should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended December 31, 2003, and the unaudited consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the nine months ended September 30, 2004.

     The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

                              Matrix Bancorp, Inc. and Subsidiaries
                     Unaudited Pro Forma Condensed Consolidated Balance Sheet
                         (Dollars in thousands, except share information)

                                                                                  Nine Months Ended
                                                                    -----------------------------------------
                                                                    9/30/2004         Pro Forma     9/30/2004
                                                                    As Reported       Adjustment    Pro Forma
                                                                    --------------  ------------    ---------

ASSETS
  Cash and cash equivalents                                               49,567         10,302       59,869
  Interest bearing deposits and federal funds sold                         3,988            -          3,988
  Investment Securities                                                  236,777            -        236,777
  Loans held for sale, net                                             1,132,032            -      1,132,032
  Loans held for investment, net                                         289,099            -        289,099
  Mortgage servicing rights, net                                          29,416            -         29,416
  Other receivables                                                       32,762            -         32,762
  FHLBank stock, at cost                                                  33,164            -         33,164
  Foreclosed real estate                                                   4,810            -          4,810
  Premises & equipment, net                                               20,694            -         20,694
  Bank owned life insurance                                               21,341            -         21,341
  Other assets, net                                                       23,686         (1,794)      21,892
                                                                     ---------------------------------------
Total assets                                                           1,877,336          8,508    1,885,844
                                                                     ========================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Deposits                                                               978,440            -        978,440
  Custodial escrow deposits                                               75,189            -         75,189
  FHLBank borrowings                                                     601,140            -        601,140
  Borrowed money                                                          32,959            -         32,959
  Junior subordinated debentures owed to
    unconsolidated subsidiary trusts                                      76,835            -         76,835
  Other liabilities                                                       25,081            -         25,081
  Income taxes payable and deferred income tax liability                   5,634          3,260        8,894
                                                                     ---------------------------------------
Total Liabilities                                                      1,795,278          3,260    1,798,538
                                                                     ---------------------------------------
Shareholders' equity
  Common stock                                                                 1            -              1
  Additional paid in capital                                              20,625            -          20,625
  Retained Earnings                                                       61,136          5,248        66,384
  Accumulated other comprehensive income                                     296            -             296
                                                                     ----------------------------------------
Total shareholders' equity                                                82,058          5,248        87,306
                                                                     ----------------------------------------
Total liabilities and shareholders' equity                             1,877,336          8,508     1,885,844
                                                                     ========================================


                                             Matrix Bancorp, Inc. and Subsidiaries
                                     Unaudited Pro Forma Condensed Statements of Operations
                                        (Dollars in thousands, except share information)


                                                                         YEAR ENDED                         YEAR TO DATE
                                                            -----------------------------------  ---------------------------------
                                                            12/31/2003   Pro Forma   12/31/2003  9/30/2004   Pro Forma   9/30/2004
                                                            As Reported  Adjustment  Pro Forma   As Reported Adjustment  Pro Forma
                                                            -----------  ----------  ----------  ----------- ----------  ---------

Interest and dividend income:
  Loans and securities                                         72,667        -        72,667         53,521        -       53,521
  Interest-earning deposits                                     1,040        -         1,040            724        -          724
                                                            ---------------------------------      ------------------------------
Total interest and dividend income                             73,707        -        73,707         54,245        -       54,245
                                                            ---------------------------------      ------------------------------

Interest expense:
  Deposits                                                     13,338        -        13,338          7,686        -        7,686
  Borrowed money and junior subordinated debentures            18,661        -        18,661         15,338        -       15,338
                                                            ---------------------------------      ------------------------------
Total interest expense                                         31,999        -        31,999         23,024        -       23,024
                                                            ---------------------------------      ------------------------------


Net interest before loan and valuation losses                  41,708        -        41,708         31,221        -       31,221
Provision for loan and valuation losses                         3,641        -         3,641          2,288        -        2,288
                                                            ---------------------------------      ------------------------------
Net interest after provision for loan and valuation losses     38,067        -        38,067         28,933        -       28,933
                                                            ---------------------------------      ------------------------------


Noninterest income
  Loan administration                                          21,668        -        21,668         11,944        -       11,944
  Brokerage                                                    10,873        -        10,873          7,886        -        7,886
  Trust services                                                6,781        -         6,781          5,765        -        5,765
  Real estate disposition services                              6,624        -         6,624          7,451        -        7,451
  Gain on sale of loans and securities                         14,267        -        14,267          4,367        -        4,367
  Gain on sale of other assets                                   -           -          -            18,588        -       18,588
  School services                                               2,420        -         2,420          2,279        -        2,279
  Other                                                         6,696    (1,158)       5,538          3,945     (1,226)     2,719
                                                            ---------------------------------      ------------------------------
Total noninterest income                                       69,329    (1,158)      68,171         62,225     (1,226)    60,999
                                                            ---------------------------------      ------------------------------


Noninterest expense:
  Compensation and employee benefits                           34,984        -        34,984         25,950        -       25,950
  Amortization of mortgage servicing rights                    32,497        -        32,497         12,779        -       12,779
  Occupancy and equipment                                       6,172        -         6,172          4,651        -        4,651
  Postage and communications                                    2,435        -         2,435          1,630        -        1,630
  Professional fees                                             3,357        -         3,357          2,535        -        2,535
  Data Processing                                               2,860        -         2,860          1,814        -        1,814
  Recovery of mortgage servicing rights                        (2,950)       -        (2,950)          (444)       -         (444)
  Other general and administrative                             31,613        -        31,613         23,685        -       23,685
                                                            ---------------------------------      ------------------------------
Total noninterest expense                                     110,968        -       110,968         72,600        -       72,600
                                                            ---------------------------------      ------------------------------


Income (loss) from continuing operations before taxes          (3,572)   (1,158)      (4,730)        18,558     (1,226)    17,332
Income tax provision (benefit)                                 (2,575)     (455)      (3,030)         6,418       (482)     5,936
                                                            ---------------------------------      ------------------------------
Income (loss) from continuing operations                         (997)     (703)      (1,700)        12,140       (744)    11,396
                                                            ---------------------------------      ------------------------------
Discontinued operations:
  Income from discontinued operations, net of income                                     -                                     -
   tax provision (benefit)                                      3,322                  3,322            137                   137
                                                            ---------------------------------      ------------------------------
Net income                                                      2,325      (703)       1,622         12,277       (744)    11,533
                                                            =================================      ==============================

                                       6


                                             Matrix Bancorp, Inc. and Subsidiaries
                                     Unaudited Pro Forma Condensed Statements of Operations
                                        (Dollars in thousands, except share information)


                                                                         YEAR ENDED                YEAR TO DATE
                                                            --------------------------     ---------------------------
                                                            12/31/2003      12/31/2003     9/30/2004         9/30/2004
                                                            As Reported     Pro Forma      As Reported       Pro Forma
                                                            -----------     ----------     -----------       ---------
Income from continuing operations
  per share - basic                                           $(0.15)         $(0.26)         $  1.86          $ 1.75
Income from continuing operations
  per share - assuming dilution                               $(0.15)         $(0.26)         $  1.83          $ 1.72


Income from discontinued operations
  per share - basic                                           $ 0.51          $ 0.51          $ 0.02           $ 0.02
Income from discontinued operations
  per share - assuming dilution                               $ 0.51          $ 0.51          $ 0.02           $ 0.02


Net income per share - basic                                  $ 0.36          $ 0.25          $ 1.88           $ 1.77
Net income per share - assuming dilution                      $ 0.36          $ 0.25          $ 1.85           $ 1.74

Weighted avg. shares - basic                               6,494,803       6,494,803        6,519,563       6,519,563
Weighted avg. shares - assuming dilution                   6,539,195       6,539,195        6,621,368       6,621,368



                      Matrix Bancorp, Inc. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


1. Balance sheet adjustment to other assets reflects the impact of the sale of the membership interest in MSCS previously accounted for under the equity method, and the gain on the sale of the interest in MSCS as if it had occurred on September 30, 2004.

2. Statement of operations adjustment to other income represents the amount of the equity previously recorded for our membership interest in MSCS accounted for under the equity method and the estimated tax impact reflected under income tax provision/benefit as if the sale had occurred as of January 1, 2003.

     (c)  Exhibits.

          10.1 Contribution and Sale Agreement, by and among Bluff Point Associates Corp., McInerney/Gabriele Family Limited Partnership, R. Clifton D'Amato, John H. Moody, MSCS Ventures, Inc., Matrix Bancorp, Inc., Matrix Capital Bank, Optech Systems, Inc., Let Lee and MG Colorado Holdings, Inc., dated December 1, 2004.

          99.1 Press Release, dated November 30, 2004, announcing the divesture of Matrix Bancorp, Inc.'s interest in Matrix Settlement and Clearance Services, LLC and the sale by Matrix Capital Bank of its trust operations assets.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 6, 2004


                                           MATRIX BANCORP, INC.


                                           By:   /s/ Allen McConnell
                                           Name:    Allen McConnell
                                           Title:   Senior Vice President

                                  EXHIBIT INDEX

Exhibit No.         Description

10.1 Contribution and Sale Agreement, by and among Bluff Point Associates Corp., McInerney/Gabriele Family Limited Partnership, R. Clifton D'Amato, John H. Moody, MSCS Ventures, Inc., Matrix Bancorp, Inc., Matrix Capital Bank, Optech Systems, Inc., Let Lee and MG Colorado Holdings,
                    Inc.,    dated   December   1,   2004.

99.1 Press Release, dated November 30, 2004, announcing the divesture of Matrix Bancorp, Inc.'s interest in Matrix Settlement and Clearance Services, LLC and the sale by
                    Matrix  Capital  Bank  of  its  trust   operations   assets.